SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                October 23, 1997
                        (Date of earliest event reported)


                       CLEAR CHANNEL COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its charter)


  Texas                       1-9645                       74-1787539
(State of             (Commission File No.)               (IRS Employer
Incorporation)                                         Identification No.)


             200 Concord Plaza, Suite 600, San Antonio, Texas 78216 (Address of principal executive offices, including zip code)


                                 (210) 822-2828
              (Registrant's telephone number, including area code)



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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.

On October 23, 1997, Clear Channel Communications, Inc., a Texas corporation (the "Company"), Universal Outdoor Holdings, Inc., a Delaware corporation ("Universal"), and UH Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which Sub will be merged (the "Merger") with and into Universal, with Universal surviving the Merger and becoming a wholly owned subsidiary of the Company. Upon the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time (as defined in the Merger Agreement) of the Merger, each issued and outstanding share of common stock of Universal, other than shares owned directly or indirectly by the Company or by Universal, will be converted into the right to receive 0.67 shares of common stock of the Company.

A copy of the Merger Agreement is filed herewith as Exhibit 2 and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of the Merger Agreement.

In connection with the Merger Agreement, Daniel L. Simon, Chief Executive Officer, President and a director of Universal, and Brian T. Clingen, Vice President, Chief Financial Officer and a director of Universal, who beneficially own and have the sole right to vote and dispose of an aggregate of 5,440,300 shares of common stock of Universal, have each entered into an agreement ("Voting Agreement") with the Company pursuant to which each of them agreed to vote all of his shares of common stock of Universal in favor of the transactions contemplated by the Merger Agreement. Copies of the respective Voting Agreements are filed herewith as Exhibits 99.1 and 99.2 and are incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of the Voting Agreements.

On October 23, 1997, the Company and Universal issued a joint press release announcing the Merger Agreement which is filed herewith as Exhibit 99.3 and is incorporated herein by reference.



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Item 7.  Financial Statements and Exhibits

         (c)  Exhibits.

              Exhibit 2 Agreement and Plan of Merger dated as of October 23, 1997, among Universal Outdoor Holdings, Inc., Clear Channel Communications, Inc. and UH Merger Sub, Inc.

              Exhibit 99.1 Voting Agreement dated as of October 23, 1997, by and among Clear Channel Communications, Inc. and Daniel L. Simon.

              Exhibit 99.2 Voting Agreement dated as of October 23, 1997, by and among Clear Channel Communications, Inc. and Brian T. Clingen.

              Exhibit 99.3         Press Release dated October 23, 1997.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            CLEAR CHANNEL COMMUNICATIONS, INC.



                          By: /s/ Herbert W. Hill, Jr.
                              Herbert W. Hill, Jr.
                              Senior Vice President
                              and Chief Accounting Officer

Dated:  October 31, 1997


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                                  EXHIBIT INDEX


Exhibit No.       Description

         2 Agreement and Plan of Merger dated as of October 23, 1997, among Universal Outdoor Holdings, Inc., Clear Channel Communications, Inc. and UH Merger Sub, Inc.

         99.1 Voting Agreement dated as of October 23, 1997, by and among Clear Channel Communications, Inc. and Daniel L. Simon.

         99.2 Voting Agreement dated as of October 23, 1997, by and among Clear Channel Communications, Inc. and Brian T. Clingen.

         99.3     Press Release dated October 23, 1997.